                                                                      EXHIBIT 99


                            Global Structured Finance

                              BoAMS 2004-06 Group 2
                           30 Yr Fixed Rate - 100% CA


==============================================================================================================================
1. Original Balance
------------------------------------------------------------------------------------------------------------------------------
                          Number     Aggregate        Percent        Average
                            of        Current         of Loans       Original     W.A.      Min.    W.A.    Max.      Min.
                         Mortgage    Principal      by Principal    Principal     Gross     FICO    FICO    FICO    Original
Original Balance          Loans       Balance         Balance        Balance     Coupon    Score    Score   Score     LTV
------------------------------------------------------------------------------------------------------------------------------
250,001 - 350,000            5      $ 1,680,886         1.40%     $  337,096     5.794%      738     767     810     47.15%
350,001 - 450,000           69       27,812,575        23.16         403,563     5.698       637     745     806     24.34
450,001 - 550,000           70       34,661,417        28.86         495,670     5.665       620     749     815     24.39
550,001 - 650,000           35       21,203,293        17.65         606,434     5.741       663     740     813     19.40
650,001 - 750,000           21       14,971,887        12.47         713,681     5.657       661     740     799     29.57
750,001 - 850,000            6        4,853,778         4.04         810,228     5.687       721     747     801     47.63
850,001 - 950,000            3        2,735,562         2.28         913,000     5.668       668     721     771     41.72
950,001 - 1,050,000          7        6,906,578         5.75         987,710     5.624       718     747     788     28.57
1,050,001 - 1,150,000        1        1,098,905         0.91       1,100,000     6.000       767     767     767     42.31
1,150,001 - 1,250,000        1        1,248,756         1.04       1,250,000     6.000       701     701     701     43.86
1,350,001 - 1,450,000        1        1,428,435         1.19       1,430,000     5.500       816     816     816     65.00
1,450,001 - 1,550,000        1        1,498,319         1.25       1,500,000     5.375       759     759     759     63.83
------------------------------------------------------------------------------------------------------------------------------
Total:                     220     $120,100,392       100.00%     $  546,523     5.687%      620     745     816     19.40%
------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------
                                                       W.A.
                             W.A.        Max.       Remaining   W.A.
                          Original    Original       Term to    Loan
Original Balance             LTV        LTV         Maturity    Age
-------------------------------------------------------------------------
250,001 - 350,000           58.40%     85.31%          358       2
350,001 - 450,000           60.96      90.00           357       1
450,001 - 550,000           64.39      80.00           358       1
550,001 - 650,000           60.59      80.00           357       1
650,001 - 750,000           64.40      80.00           359       1
750,001 - 850,000           61.02      80.00           359       1
850,001 - 950,000           43.88      45.00           359       1
950,001 - 1,050,000         59.08      80.00           359       1
1,050,001 - 1,150,000       42.31      42.31           359       1
1,150,001 - 1,250,000       43.86      43.86           359       1
1,350,001 - 1,450,000       65.00      65.00           359       1
1,450,001 - 1,550,000       63.83      63.83           359       1
-------------------------------------------------------------------------
Total:                      61.52%     90.00%          358       1
-------------------------------------------------------------------------

Average: $546,523.02
Lowest: $311,368.00
Highest: $1,500,000.00

==============================================================================================================================
2. Gross Coupon
------------------------------------------------------------------------------------------------------------------------------
                          Number     Aggregate        Percent        Average
                            of        Current         of Loans       Original     W.A.      Min.    W.A.    Max.      Min.
                         Mortgage    Principal      by Principal    Principal     Gross     FICO    FICO    FICO    Original
Gross Coupon              Loans       Balance         Balance        Balance     Coupon    Score    Score   Score     LTV
------------------------------------------------------------------------------------------------------------------------------
5.001 - 5.125                1      $   725,747         0.60%     $  726,600     5.125%      715     715     715     77.58%
5.251 - 5.375                8        5,079,043         4.23         635,625     5.375       661     750     799     24.34
5.376 - 5.500               53       29,461,145        24.53         556,475     5.500       620     759     816     26.04
5.501 - 5.625               41       20,799,313        17.32         507,858     5.625       663     744     815     19.40
5.626 - 5.750               70       38,803,209        32.31         554,952     5.750       637     735     813     24.39
5.751 - 5.875               31       16,187,127        13.48         522,727     5.875       662     742     800     26.79
5.876 - 6.000               10        6,211,214         5.17         621,779     6.000       701     750     799     42.31
6.001 - 6.125                5        2,365,593         1.97         474,234     6.125       713     757     796     73.78
6.126 - 6.250                1          468,000         0.39         468,000     6.250       767     767     767     80.00
------------------------------------------------------------------------------------------------------------------------------
Total:                     220     $120,100,392       100.00%     $  546,523     5.687%      620     745     816     19.40%
------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------
                                                       W.A.
                             W.A.        Max.       Remaining   W.A.
                          Original    Original       Term to    Loan
Gross Coupon                 LTV        LTV         Maturity    Age
-------------------------------------------------------------------------
5.001 - 5.125              77.58%     77.58%           359        1
5.251 - 5.375              64.65      80.00            352        1
5.376 - 5.500              58.59      80.00            359        1
5.501 - 5.625              62.25      80.00            359        1
5.626 - 5.750              61.62      80.00            358        1
5.751 - 5.875              61.98      80.00            358        1
5.876 - 6.000              57.96      79.99            359        1
6.001 - 6.125              80.81      90.00            358        2
6.126 - 6.250              80.00      80.00            360        0
-------------------------------------------------------------------------
Total:                     61.52%     90.00%           358        1
-------------------------------------------------------------------------

W.A.: 5.687%
Lowest: 5.125%
Highest: 6.250%


==============================================================================================================================
3. Credit Score
------------------------------------------------------------------------------------------------------------------------------
                          Number     Aggregate        Percent        Average
                            of        Current         of Loans       Original     W.A.      Min.    W.A.    Max.      Min.
                         Mortgage    Principal      by Principal    Principal     Gross     FICO    FICO    FICO    Original
Credit Score              Loans       Balance         Balance        Balance     Coupon    Score    Score   Score     LTV
------------------------------------------------------------------------------------------------------------------------------
800 - 824                   13      $ 7,301,577         6.08%     $  562,280     5.607%      800     809     816     47.90%
775 - 799                   49       25,823,840        21.50         527,534     5.686       775     788     799     24.39
750 - 774                   50       27,521,582        22.92         551,084     5.681       750     764     774     24.34
725 - 749                   35       19,263,784        16.04         551,111     5.699       725     737     748     28.57
700 - 724                   43       23,981,411        19.97         558,325     5.686       700     714     724     19.40
675 - 699                   17        9,071,373         7.55         534,171     5.722       677     688     695     26.79
650 - 674                   10        5,765,241         4.80         577,181     5.744       651     664     671     45.00
625 - 649                    2          851,587         0.71         426,250     5.615       629     633     637     56.21
600 - 624                    1          520,000         0.43         520,000     5.500       620     620     620     67.36
------------------------------------------------------------------------------------------------------------------------------
Total:                     220     $120,100,392       100.00%     $  546,523     5.687%      620     745     816     19.40%
------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------
                                                       W.A.
                             W.A.        Max.       Remaining   W.A.
                          Original    Original       Term to    Loan
Credit Score                 LTV        LTV         Maturity    Age
-------------------------------------------------------------------------
800 - 824                  59.04%     68.59%           355        1
775 - 799                  59.08      80.00            359        1
750 - 774                  62.98      85.31            358        1
725 - 749                  60.58      80.00            356        1
700 - 724                  64.23      90.00            359        1
675 - 699                  55.93      76.29            359        1
650 - 674                  67.69      80.00            359        1
625 - 649                  68.56      79.14            359        1
600 - 624                  67.36      67.36            360        0
-------------------------------------------------------------------------
Total:                     61.52%     90.00%           358        1
-------------------------------------------------------------------------

W.A.: 745
Lowest: 620
Highest: 816

==============================================================================================================================
4. Index
------------------------------------------------------------------------------------------------------------------------------
                          Number     Aggregate        Percent        Average
                            of        Current         of Loans       Original     W.A.      Min.    W.A.    Max.      Min.
                         Mortgage    Principal      by Principal    Principal     Gross     FICO    FICO    FICO    Original
Index                     Loans       Balance         Balance        Balance     Coupon    Score    Score   Score     LTV
------------------------------------------------------------------------------------------------------------------------------
FIX                        220      $120,100,392       100.00%    $  546,523     5.687%      620     745     816     19.40%
------------------------------------------------------------------------------------------------------------------------------
Total:                     220      $120,100,392       100.00%    $  546,523     5.687%      620     745     816     19.40%
------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------
                                                       W.A.
                             W.A.        Max.       Remaining   W.A.
                          Original    Original       Term to    Loan
Index                        LTV        LTV         Maturity    Age
-------------------------------------------------------------------------
FIX                        61.52%     90.00%           358        1
Total:                     61.52%     90.00%           358        1
-------------------------------------------------------------------------


==============================================================================================================================
5. Loan Purpose
------------------------------------------------------------------------------------------------------------------------------
                          Number     Aggregate        Percent        Average
                            of        Current         of Loans       Original     W.A.      Min.    W.A.    Max.      Min.
                         Mortgage    Principal      by Principal    Principal     Gross     FICO    FICO    FICO    Original
Loan Purpose              Loans       Balance         Balance        Balance     Coupon    Score    Score   Score     LTV
------------------------------------------------------------------------------------------------------------------------------
Refinance-Rate/Term        136      $75,177,491        62.60%     $  553,406     5.689%      629     746     815     24.34%
Refinance-Cashout           48       22,799,184        18.98         475,476     5.697       620     739     813     19.40
Purchase                    36       22,123,717        18.42         615,249     5.666       661     751     816     24.39
------------------------------------------------------------------------------------------------------------------------------
Total:                     220     $120,100,392       100.00%     $  546,523     5.687%      620     745     816     19.40%
------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------
                                                       W.A.
                             W.A.        Max.       Remaining   W.A.
                          Original    Original       Term to    Loan
Loan Purpose                 LTV        LTV         Maturity    Age
-------------------------------------------------------------------------
Refinance-Rate/Term        57.84%     85.31%           358        1
Refinance-Cashout          64.41      80.00            358        1
Purchase                   71.04      90.00            359        1
-------------------------------------------------------------------------
Total:                     61.52%     90.00%           358        1
-------------------------------------------------------------------------

==============================================================================================================================
6. Property Type
------------------------------------------------------------------------------------------------------------------------------
                          Number     Aggregate        Percent        Average
                            of        Current         of Loans       Original     W.A.      Min.    W.A.    Max.      Min.
                         Mortgage    Principal      by Principal    Principal     Gross     FICO    FICO    FICO    Original
Property Type             Loans       Balance         Balance        Balance     Coupon    Score    Score   Score     LTV
------------------------------------------------------------------------------------------------------------------------------
SFR                        166      $90,564,135        75.41%     $  546,166     5.675%      620     747     816     19.40%
PUD Detach                  38       21,194,067        17.65         558,360     5.712       663     738     813     27.34
Condo                       10        4,820,122         4.01         482,510     5.815       662     740     798     38.05
2-Family                     2        1,676,171         1.40         839,000     5.523       718     751     799     74.72
PUD Attach                   3        1,537,678         1.28         513,100     5.703       746     767     785     59.90
4-Family                     1          308,219         0.26         311,368     6.125       762     762     762     85.31
------------------------------------------------------------------------------------------------------------------------------
Total:                     220     $120,100,392       100.00%     $  546,523     5.687%      620     745     816     19.40%
------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------
                                                       W.A.
                             W.A.        Max.       Remaining   W.A.
                          Original    Original       Term to    Loan
Property Type                LTV        LTV         Maturity    Age
-------------------------------------------------------------------------
SFR                        61.01%     80.00%           358        1
PUD Detach                 60.16      90.00            358        1
Condo                      66.97      80.00            359        1
2-Family                   76.88      80.00            359        1
PUD Attach                 71.55      80.00            359        1
4-Family                   85.31      85.31            355        5
-------------------------------------------------------------------------
Total:                     61.52%     90.00%           358        1
-------------------------------------------------------------------------


==============================================================================================================================
7. Occupancy Status
------------------------------------------------------------------------------------------------------------------------------
                          Number     Aggregate        Percent        Average
                            of        Current         of Loans       Original     W.A.      Min.    W.A.    Max.      Min.
                         Mortgage    Principal      by Principal    Principal     Gross     FICO    FICO    FICO    Original
Occupancy Status          Loans       Balance         Balance        Balance     Coupon    Score    Score   Score     LTV
------------------------------------------------------------------------------------------------------------------------------
Primary                    218      $118,852,337       98.96%     $  545,806     5.685%      620     746     816     19.40%
Secondary                    2         1,248,055        1.04         624,665     5.875       677     681     685     26.79
------------------------------------------------------------------------------------------------------------------------------
Total:                     220      $120,100,392      100.00%     $  546,523     5.687%      620     745     816     19.40%
------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------
                                                       W.A.
                             W.A.        Max.       Remaining   W.A.
                          Original    Original       Term to    Loan
Occupancy Status             LTV        LTV         Maturity    Age
-------------------------------------------------------------------------
Primary                    61.83%     90.00%           358        1
Secondary                  31.50      36.38            359        1
-------------------------------------------------------------------------
Total:                     61.52%     90.00%           358        1
-------------------------------------------------------------------------

==============================================================================================================================
8. Geographic Distribution
------------------------------------------------------------------------------------------------------------------------------
                          Number     Aggregate        Percent        Average
                            of        Current         of Loans       Original     W.A.      Min.    W.A.    Max.      Min.
                         Mortgage    Principal      by Principal    Principal     Gross     FICO    FICO    FICO    Original
Geographic Distribution   Loans       Balance         Balance        Balance     Coupon    Score    Score   Score     LTV
------------------------------------------------------------------------------------------------------------------------------
California                 220      $120,100,392       100.00%    $  546,523     5.687%      620     745     816     19.40%
------------------------------------------------------------------------------------------------------------------------------
Total:                     220      $120,100,392       100.00%    $  546,523     5.687%      620     745     816     19.40%
------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------
                                                       W.A.
                             W.A.        Max.       Remaining   W.A.
                          Original    Original       Term to    Loan
Geographic Distribution      LTV        LTV         Maturity    Age
-------------------------------------------------------------------------
California                 61.52%     90.00%           358        1
-------------------------------------------------------------------------
Total:                     61.52%     90.00%           358        1
-------------------------------------------------------------------------


==============================================================================================================================
9. County Distribution
------------------------------------------------------------------------------------------------------------------------------
                          Number     Aggregate        Percent        Average
                            of        Current         of Loans       Original     W.A.      Min.    W.A.    Max.      Min.
                         Mortgage    Principal      by Principal    Principal     Gross     FICO    FICO    FICO    Original
County Distribution       Loans       Balance         Balance        Balance     Coupon    Score    Score   Score     LTV
------------------------------------------------------------------------------------------------------------------------------
LOS ANGELES, CA             58      $32,818,432        27.33%     $  566,482     5.682%      629     736     799     28.57%
ORANGE, CA                  32       18,422,571        15.34         576,385     5.688       637     750     816     39.23
SAN DIEGO, CA               22       11,024,666         9.18         501,669     5.687       670     737     802     27.34
SAN MATEO, CA               20       10,364,853         8.63         518,821     5.749       651     751     813     24.39
SANTA CLARA, CA             16        8,682,024         7.23         543,192     5.707       700     754     798     30.61
CONTRA COSTA, CA            14        8,219,275         6.84         587,691     5.552       687     757     815     43.83
SAN FRANCISCO, CA           10        6,438,599         5.36         644,547     5.810       685     753     809     53.91
ALAMEDA, CA                 10        4,472,000         3.72         447,700     5.612       661     749     806     53.82
SANTA BARBARA, CA            4        2,656,287         2.21         665,417     5.568       729     753     771     24.34
VENTURA, CA                  5        2,613,436         2.18         523,226     5.731       700     767     789     35.12
Other                       29       14,388,250        11.98         496,642     5.695       620     742     798     19.40
------------------------------------------------------------------------------------------------------------------------------
Total:                     220     $120,100,392       100.00%     $  546,523     5.687%      620     745     816     19.40%
------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------
                                                       W.A.
                             W.A.        Max.       Remaining   W.A.
                          Original    Original       Term to    Loan
County Distribution          LTV        LTV         Maturity    Age
-------------------------------------------------------------------------
LOS ANGELES, CA            62.52%     85.31%           358        1
ORANGE, CA                 58.93      80.00            359        1
SAN DIEGO, CA              64.53      80.00            355        1
SAN MATEO, CA              58.03      80.00            359        1
SANTA CLARA, CA            62.73      80.00            359        1
CONTRA COSTA, CA           59.62      77.58            359        1
SAN FRANCISCO, CA          67.91      80.00            355        1
ALAMEDA, CA                72.20      80.00            359        1
SANTA BARBARA, CA          38.46      44.85            359        1
VENTURA, CA                52.45      63.08            359        1
Other                      62.84      90.00            359        1
-------------------------------------------------------------------------
Total:                     61.52%     90.00%           358        1
-------------------------------------------------------------------------

==============================================================================================================================
10. Original LTV
------------------------------------------------------------------------------------------------------------------------------
                          Number     Aggregate        Percent        Average
                            of        Current         of Loans       Original     W.A.      Min.    W.A.    Max.      Min.
                         Mortgage    Principal      by Principal    Principal     Gross     FICO    FICO    FICO    Original
Original LTV              Loans       Balance         Balance        Balance     Coupon    Score    Score   Score     LTV
------------------------------------------------------------------------------------------------------------------------------
15.01 - 20.00                1      $   649,305         0.54%     $  650,000     5.625%      720     720     720     19.40%
20.01 - 25.00                2          858,076         0.71         429,500     5.593       760     772     781     24.34
25.01 - 30.00                5        3,139,770         2.61         628,626     5.630       677     740     775     26.04
30.01 - 35.00                2        1,148,962         0.96         574,775     5.793       725     768     791     30.61
35.01 - 40.00               10        5,338,809         4.45         534,697     5.684       685     748     788     35.12
40.01 - 45.00               17       11,084,676         9.23         652,721     5.724       668     737     794     40.94
45.01 - 50.00               17        8,670,998         7.22         510,638     5.716       651     742     808     45.82
50.01 - 55.00               20       10,040,734         8.36         502,601     5.652       687     760     810     50.34
55.01 - 60.00               20       10,262,189         8.54         513,631     5.679       637     744     813     55.28
60.01 - 65.00               24       14,322,490        11.93         597,463     5.586       690     762     816     60.15
65.01 - 70.00               21       11,414,795         9.50         544,111     5.680       620     744     813     66.42
70.01 - 75.00               29       16,295,892        13.57         562,547     5.727       662     738     798     70.24
75.01 - 80.00               50       26,132,523        21.76         523,205     5.705       629     741     799     75.55
85.01 - 90.00                2          741,173         0.62         372,584     6.125       713     733     762     85.31
------------------------------------------------------------------------------------------------------------------------------
Total:                     220     $120,100,392       100.00%     $  546,523     5.687%      620     745     816     19.40%
------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------
                                                       W.A.
                             W.A.        Max.       Remaining   W.A.
                          Original    Original       Term to    Loan
Original LTV                 LTV        LTV         Maturity    Age
-------------------------------------------------------------------------
15.01 - 20.00              19.40%     19.40%           359        1
20.01 - 25.00              24.37      24.39            359        1
25.01 - 30.00              27.92      29.57            359        1
30.01 - 35.00              31.54      33.30            339        0
35.01 - 40.00              37.58      39.37            359        1
40.01 - 45.00              43.20      45.00            359        1
45.01 - 50.00              47.86      50.00            359        1
50.01 - 55.00              53.53      54.98            359        1
55.01 - 60.00              58.13      60.00            357        1
60.01 - 65.00              62.56      65.00            355        1
65.01 - 70.00              68.57      70.00            359        1
70.01 - 75.00              72.98      75.00            359        1
75.01 - 80.00              79.18      80.00            359        1
85.01 - 90.00              88.05      90.00            357        3
-------------------------------------------------------------------------
Total:                     61.52%     90.00%           358        1
-------------------------------------------------------------------------

W.A.: 61.52%
Lowest: 19.40%
Highest: 90.00%


==============================================================================================================================
11. Original Term
------------------------------------------------------------------------------------------------------------------------------
                          Number     Aggregate        Percent        Average
                            of        Current         of Loans       Original     W.A.      Min.    W.A.    Max.      Min.
                         Mortgage    Principal      by Principal    Principal     Gross     FICO    FICO    FICO    Original
Original Term             Loans       Balance         Balance        Balance     Coupon    Score    Score   Score     LTV
------------------------------------------------------------------------------------------------------------------------------
300                          4     $  1,845,242         1.54%     $  462,013     5.664%      725     758     809     33.30%
360                        216      118,255,151        98.46         548,088     5.687       620     745     816     19.40
Total:                     220     $120,100,392       100.00%     $  546,523     5.687%      620     745     816     19.40%
------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------
                                                       W.A.
                             W.A.        Max.       Remaining   W.A.
                          Original    Original       Term to    Loan
Original Term ce             LTV        LTV         Maturity    Age
-------------------------------------------------------------------------
300                        55.14%     63.07%           299        1
360                        61.62      90.00            359        1
-------------------------------------------------------------------------
Total:                     61.52%     90.00%           358        1
-------------------------------------------------------------------------

W.A.: 359.1 months
Lowest: 300 months
Highest: 360 months

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                              BoAMS 2004-06 Group 1
                                30 Yr Fixed Rate



==============================================================================================================================
1. Original Balance
------------------------------------------------------------------------------------------------------------------------------
                          Number     Aggregate        Percent        Average
                            of        Current         of Loans       Original     W.A.      Min.    W.A.    Max.      Min.
                         Mortgage    Principal      by Principal    Principal     Gross     FICO    FICO    FICO    Original
Original Balance          Loans       Balance         Balance        Balance     Coupon    Score    Score   Score     LTV
------------------------------------------------------------------------------------------------------------------------------
250,001 - 350,000           28      $ 9,605,663         2.52%     $  343,353     5.714%      628     738     828     24.85%
350,001 - 450,000          298      118,803,052        31.23         399,035     5.679       620     742     814     22.77
450,001 - 550,000          192       94,651,253        24.88         493,463     5.676       627     741     833     22.92
550,001 - 650,000          107       64,304,364        16.90         601,569     5.636       628     751     816     11.82
650,001 - 750,000           61       42,425,827        11.15         699,821     5.678       646     747     801     28.40
750,001 - 850,000           18       14,323,990         3.77         796,908     5.760       679     752     799     37.71
850,001 - 950,000            9        8,252,785         2.17         917,739     5.640       682     725     781     45.00
950,001 - 1,050,000         17       16,717,612         4.39         984,404     5.692       655     749     806     19.40
1,050,001 - 1,150,000        1        1,133,815         0.30       1,135,000     5.750       771     771     771     45.40
1,150,001 - 1,250,000        6        7,378,568         1.94       1,231,083     5.603       673     705     769     44.55
1,350,001 - 1,450,000        2        2,827,750         0.74       1,413,875     5.876       781     784     786     63.68
------------------------------------------------------------------------------------------------------------------------------
Total:                     739     $380,424,680       100.00%     $  515,584     5.675%      620     744     833     11.82%
------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------
                                                       W.A.
                             W.A.        Max.       Remaining   W.A.
                          Original    Original       Term to    Loan
Original Balance             LTV         LTV         Maturity   Age
-------------------------------------------------------------------------
250,001 - 350,000          65.86%     95.00%           355        1
350,001 - 450,000          67.06      95.00            358        1
450,001 - 550,000          65.96      89.11            358        1
550,001 - 650,000          66.70      80.00            359        1
650,001 - 750,000          64.06      80.00            359        1
750,001 - 850,000          64.27      80.00            356        1
850,001 - 950,000          63.04      80.00            359        1
950,001 - 1,050,000        53.54      80.00            359        1
1,050,001 - 1,150,000      45.40      45.40            359        1
1,150,001 - 1,250,000      57.08      67.57            359        1
1,350,001 - 1,450,000      64.35      65.00            360        0
-------------------------------------------------------------------------
Total:                     65.30%     95.00%           358        1
-------------------------------------------------------------------------

Average: $515,583.54
Lowest: $335,200.00
Highest: $1,426,750.00


==============================================================================================================================
2. Gross Coupon
------------------------------------------------------------------------------------------------------------------------------
                          Number     Aggregate        Percent        Average
                            of        Current         of Loans       Original     W.A.      Min.    W.A.    Max.      Min.
                         Mortgage    Principal      by Principal    Principal     Gross     FICO    FICO    FICO    Original
Gross Coupon              Loans       Balance         Balance        Balance     Coupon    Score    Score   Score     LTV
------------------------------------------------------------------------------------------------------------------------------
5.126 - 5.250                6      $ 2,778,729         0.73%     $  463,458     5.250%      680     730     787     61.04%
5.251 - 5.375               30       13,660,073         3.59         455,781     5.375       623     738     814     30.40
5.376 - 5.500              188       99,823,499        26.24         531,499     5.500       624     745     833     11.82
5.501 - 5.625              160       82,510,040        21.69         517,645     5.625       623     747     816     22.77
5.626 - 5.750              231      117,700,869        30.94         510,010     5.750       620     743     828     19.40
5.751 - 5.875               79       41,028,425        10.78         519,830     5.875       627     739     814     26.51
5.876 - 6.000               26       13,682,064         3.60         526,497     6.000       627     751     806     39.09
6.001 - 6.125                7        3,291,253         0.87         470,503     6.125       686     741     780     45.91
6.126 - 6.250                7        3,829,548         1.01         547,739     6.250       638     744     791     58.62
6.251 - 6.375                3        1,246,162         0.33         415,667     6.375       648     693     715     43.48
6.376 - 6.500                2          874,016         0.23         437,223     6.500       727     740     755     74.72
------------------------------------------------------------------------------------------------------------------------------
Total:                     739     $380,424,680       100.00%     $  515,584     5.675%      620     744     833     11.82%
------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------
                                                       W.A.
                             W.A.        Max.       Remaining   W.A.
                          Original    Original       Term to    Loan
Gross Coupon                 LTV        LTV         Maturity    Age
-------------------------------------------------------------------------
5.126 - 5.250              73.66%     80.00%           359        1
5.251 - 5.375              69.40      86.64            359        1
5.376 - 5.500              65.04      84.15            359        1
5.501 - 5.625              63.05      90.00            358        1
5.626 - 5.750              64.91      90.00            358        1
5.751 - 5.875              66.99      89.42            357        1
5.876 - 6.000              67.89      80.00            358        1
6.001 - 6.125              74.54      80.00            359        1
6.126 - 6.250              72.21      95.00            359        1
6.251 - 6.375              66.37      95.00            359        1
6.376 - 6.500              82.23      91.12            359        1
-------------------------------------------------------------------------
Total:                     65.30%     95.00%           358        1
-------------------------------------------------------------------------

W.A.: 5.675%
Lowest: 5.250%
Highest: 6.500%

==============================================================================================================================
3. Credit Score
------------------------------------------------------------------------------------------------------------------------------
                          Number     Aggregate        Percent        Average
                            of        Current         of Loans       Original     W.A.      Min.    W.A.    Max.      Min.
                         Mortgage    Principal      by Principal    Principal     Gross     FICO    FICO    FICO    Original
Credit Score              Loans       Balance         Balance        Balance     Coupon    Score    Score   Score     LTV
------------------------------------------------------------------------------------------------------------------------------
825 - 849                    2      $   816,125         0.21%       $408,582     5.604%      828     831     833     24.85%
800 - 824                   46       22,142,449         5.82         481,803     5.672       800     806     817     27.78
775 - 799                  169       88,297,082        23.21         522,940     5.671       775     785     799     19.40
750 - 774                  176       93,916,482        24.69         534,159     5.683       750     763     774     11.82
725 - 749                  121       59,127,428        15.54         491,013     5.669       725     738     749     22.92
700 - 724                   83       43,709,262        11.49         527,149     5.689       700     711     724     24.47
675 - 699                   78       41,885,810        11.01         537,501     5.640       675     687     699     26.83
650 - 674                   36       18,033,074         4.74         501,397     5.638       650     664     674     32.00
625 - 649                   23       10,533,861         2.77         458,340     5.829       627     638     648     26.51
600 - 624                    5        1,963,107         0.52         392,805     5.597       620     622     624     58.94
------------------------------------------------------------------------------------------------------------------------------
Total:                     739     $380,424,680       100.00%       $515,584     5.675%      620     744     833     11.82%
------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------
                                                       W.A.
                             W.A.        Max.       Remaining   W.A.
                          Original    Original       Term to    Loan
Credit Score                 LTV        LTV         Maturity    Age
-------------------------------------------------------------------------
825 - 849                  47.54%     63.83%           359        1
800 - 824                  61.58      80.00            358        1
775 - 799                  63.93      80.00            358        1
750 - 774                  64.73      91.12            358        1
725 - 749                  66.91      90.00            357        1
700 - 724                  65.74      89.11            358        1
675 - 699                  67.64      89.42            359        1
650 - 674                  66.05      86.64            359        1
625 - 649                  68.49      95.00            359        1
600 - 624                  71.06      79.56            360        0
-------------------------------------------------------------------------
Total:                     65.30%     95.00%           358        1
-------------------------------------------------------------------------

W.A.: 744
Lowest: 620
Highest: 833


==============================================================================================================================
4. Index
------------------------------------------------------------------------------------------------------------------------------
                          Number     Aggregate        Percent        Average
                            of        Current         of Loans       Original     W.A.      Min.    W.A.    Max.      Min.
                         Mortgage    Principal      by Principal    Principal     Gross     FICO    FICO    FICO    Original
Index                     Loans       Balance         Balance        Balance     Coupon    Score    Score   Score     LTV
------------------------------------------------------------------------------------------------------------------------------
FIX                        739      $380,424,680       100.00%    $  515,584     5.675%      620     744     833     11.82%
Total:                     739      $380,424,680       100.00%    $  515,584     5.675%      620     744     833     11.82%
------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------
                                                       W.A.
                             W.A.        Max.       Remaining   W.A.
                          Original    Original       Term to    Loan
Index                        LTV        LTV         Maturity    Age
-------------------------------------------------------------------------
FIX                        65.30%     95.00%           358        1
-------------------------------------------------------------------------
Total:                     65.30%     95.00%           358        1
-------------------------------------------------------------------------

==============================================================================================================================
5. Loan Purpose
------------------------------------------------------------------------------------------------------------------------------
                          Number     Aggregate        Percent        Average
                            of        Current         of Loans       Original     W.A.      Min.    W.A.    Max.      Min.
                         Mortgage    Principal      by Principal    Principal     Gross     FICO    FICO    FICO    Original
Loan Purpose              Loans       Balance         Balance        Balance     Coupon    Score    Score   Score     LTV
------------------------------------------------------------------------------------------------------------------------------
Refinance-Rate/Term        396     $208,430,509        54.79%     $  526,898     5.659%      620     742     833     11.82%
Purchase                   217      109,517,568        28.79         506,138     5.706       638     751     816     38.10
Refinance-Cashout          126       62,476,603        16.42         496,292     5.675       620     738     814     22.92
------------------------------------------------------------------------------------------------------------------------------
Total:                     739     $380,424,680       100.00%     $  515,584     5.675%      620     744     833     11.82%
------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------
                                                       W.A.
                             W.A.        Max.       Remaining   W.A.
                          Original    Original       Term to    Loan
Loan Purpose                 LTV        LTV         Maturity    Age
-------------------------------------------------------------------------
Refinance-Rate/Term        60.83%     95.00%           358        1
Purchase                   74.35      95.00            359        1
Refinance-Cashout          64.32      90.00            359        1
-------------------------------------------------------------------------
Total:                     65.30%     95.00%           358        1
-------------------------------------------------------------------------


==============================================================================================================================
6. Property Type
------------------------------------------------------------------------------------------------------------------------------
                          Number     Aggregate        Percent        Average
                            of        Current         of Loans       Original     W.A.      Min.    W.A.    Max.      Min.
                         Mortgage    Principal      by Principal    Principal     Gross     FICO    FICO    FICO    Original
Property Type             Loans       Balance         Balance        Balance     Coupon    Score    Score   Score     LTV
------------------------------------------------------------------------------------------------------------------------------
SFR                        523     $269,078,347        70.73%     $  514,997     5.674%      620     742     833     11.82%
PUD Detach                 169       87,904,021        23.11         521,955     5.663       623     745     814     22.77
Condo                       28       13,982,894         3.68         499,808     5.721       640     762     816     43.48
PUD Attach                  11        4,893,091         1.29         445,173     5.765       676     742     792     53.64
2-Family                     5        3,118,122         0.82         624,330     5.643       703     734     793     48.00
4-Family                     1          674,312         0.18         675,000     5.875       778     778     778     72.97
Townhouse                    1          427,054         0.11         427,500     5.750       756     756     756     90.00
3-Family                     1          346,840         0.09         346,840     5.500       683     683     683     75.40
------------------------------------------------------------------------------------------------------------------------------
Total:                     739     $380,424,680       100.00%     $  515,584     5.675%      620     744     833     11.82%
------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------
                                                       W.A.
                             W.A.        Max.       Remaining   W.A.
                          Original    Original       Term to    Loan
Property Type                LTV        LTV         Maturity    Age
-------------------------------------------------------------------------
SFR                        63.86%     95.00%           359        1
PUD Detach                 68.51      89.42            357        1
Condo                      69.68      80.00            359        1
PUD Attach                 73.02      80.00            359        1
2-Family                   60.78      77.69            359        1
4-Family                   72.97      72.97            359        1
Townhouse                  90.00      90.00            359        1
3-Family                   75.40      75.40            360        0
-------------------------------------------------------------------------
Total:                     65.30%     95.00%           358        1
-------------------------------------------------------------------------

==============================================================================================================================
7. Occupancy Status
------------------------------------------------------------------------------------------------------------------------------
                          Number     Aggregate        Percent        Average
                            of        Current         of Loans       Original     W.A.      Min.    W.A.    Max.      Min.
                         Mortgage    Principal      by Principal    Principal     Gross     FICO    FICO    FICO    Original
Occupancy Status          Loans       Balance         Balance        Balance     Coupon    Score    Score   Score     LTV
------------------------------------------------------------------------------------------------------------------------------
Primary                    690      $354,421,690       93.16%     $  514,484     5.674%      620     744     833     11.82%
Secondary                   49       26,002,989         6.84         531,070     5.691       636     743     804     23.20
------------------------------------------------------------------------------------------------------------------------------
Total:                     739      $380,424,680       100.00%    $  515,584     5.675%      620     744     833     11.82%
------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------
                                                       W.A.
                             W.A.        Max.       Remaining   W.A.
                          Original    Original       Term to    Loan
Occupancy Status             LTV        LTV         Maturity    Age
-------------------------------------------------------------------------
Primary                    65.38%     95.00%           358        1
Secondary                  64.11      80.00            358        1
-------------------------------------------------------------------------
Total:                     65.30%     95.00%           358        1
-------------------------------------------------------------------------


==============================================================================================================================
8. Geographic Distribution
------------------------------------------------------------------------------------------------------------------------------
                          Number     Aggregate        Percent        Average
                            of        Current         of Loans       Original     W.A.      Min.    W.A.    Max.      Min.
                         Mortgage    Principal      by Principal    Principal     Gross     FICO    FICO    FICO    Original
Geographic Distribution   Loans       Balance         Balance        Balance     Coupon    Score    Score   Score     LTV
------------------------------------------------------------------------------------------------------------------------------
California                 364     $190,162,853        49.99%     $  523,012     5.670%      620     747     833     11.82%
Florida                     52       26,616,538         7.00         512,322     5.736       623     744     810     30.10
Virginia                    44       20,325,745         5.34         462,265     5.664       623     734     804     46.80
Maryland                    40       19,346,816         5.09         489,687     5.624       620     735     799     34.00
Illinois                    35       17,973,600         4.72         513,849     5.660       631     751     806     27.74
Texas                       22       12,344,524         3.24         561,833     5.686       675     750     796     26.83
South Carolina              21       11,506,268         3.02         548,248     5.644       627     736     803     26.51
Georgia                     19       10,008,788         2.63         527,190     5.663       627     729     791     34.17
Colorado                    16        8,480,876         2.23         530,300     5.798       670     746     792     43.48
North Carolina              17        8,236,700         2.17         485,050     5.607       657     730     797     37.08
Washington                  14        7,474,599         1.96         534,329     5.700       648     735     781     65.00
Massachusetts               14        7,388,181         1.94         528,121     5.647       636     720     813     23.20
Nevada                      11        4,992,170         1.31         454,234     5.638       671     764     814     30.40
Connecticut                  8        4,617,084         1.21         577,375     5.705       624     744     802     43.48
Missouri                     9        4,428,148         1.16         492,314     5.678       666     741     789     64.29
Minnesota                    6        3,439,926         0.90         573,583     5.671       628     738     795     62.07
Arizona                      7        3,128,267         0.82         447,286     5.657       669     717     784     41.03
District of Columbia         6        3,012,129         0.79         502,358     5.635       672     748     806     49.92
Oregon                       5        2,991,063         0.79         598,600     5.888       755     780     801     41.33
New York                     6        2,885,562         0.76         481,183     5.669       654     721     776     62.50
Other                       23       11,064,842         2.91         481,700     5.688       634     741     804     48.67
------------------------------------------------------------------------------------------------------------------------------
Total:                     739     $380,424,680       100.00%     $  515,584     5.675%      620     744     833     11.82%
------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------
                                                       W.A.
                             W.A.        Max.       Remaining   W.A.
                          Original    Original       Term to    Loan
Geographic Distribution      LTV        LTV         Maturity    Age
-------------------------------------------------------------------------
California                 61.29%     84.15%           359        1
Florida                    72.72      90.00            359        1
Virginia                   73.28      80.00            359        1
Maryland                   69.13      80.00            357        1
Illinois                   65.46      80.00            359        1
Texas                      69.78      80.00            359        1
South Carolina             63.71      80.00            357        1
Georgia                    64.00      80.00            352        1
Colorado                   67.92      80.00            360        0
North Carolina             68.54      86.64            359        1
Washington                 75.32      95.00            359        1
Massachusetts              62.25      90.00            359        1
Nevada                     66.51      80.00            359        1
Connecticut                65.77      80.00            360        0
Missouri                   74.32      80.00            359        1
Minnesota                  72.29      80.00            360        0
Arizona                    65.64      80.00            351        1
District of Columbia       66.06      80.00            359        1
Oregon                     65.93      91.12            359        1
New York                   71.06      80.00            359        1
Other                      74.89      95.00            355        1
-------------------------------------------------------------------------
Total:                     65.30%     95.00%           358        1
-------------------------------------------------------------------------

==============================================================================================================================
9. County Distribution
------------------------------------------------------------------------------------------------------------------------------
                          Number     Aggregate        Percent        Average
                            of        Current         of Loans       Original     W.A.      Min.    W.A.    Max.      Min.
                         Mortgage    Principal      by Principal    Principal     Gross     FICO    FICO    FICO    Original
County Distribution       Loans       Balance         Balance        Balance     Coupon    Score    Score   Score     LTV
------------------------------------------------------------------------------------------------------------------------------
LOS ANGELES, CA             84      $44,795,763        11.78%     $  533,875     5.668%      646     749     833     19.40%
ORANGE, CA                  52       27,557,472         7.24         530,540     5.676       633     740     811     11.82
SANTA CLARA, CA             42       23,374,725         6.14         557,140     5.681       671     752     806     24.47
ALAMEDA, CA                 26       12,289,819         3.23         473,137     5.685       659     761     817     38.10
SAN MATEO, CA               24       12,083,700         3.18         504,232     5.660       651     753     816     23.89
SAN DIEGO, CA               24       11,652,868         3.06         486,072     5.648       653     746     804     26.09
COOK, IL                    22       11,167,103         2.94         507,859     5.719       631     745     806     37.57
CONTRA COSTA, CA            19        9,907,108         2.60         521,980     5.671       656     738     803     48.17
FAIRFAX, VA                 21        9,159,886         2.41         436,470     5.690       628     729     791     46.80
SAN FRANCISCO, CA           17        8,816,156         2.32         519,114     5.685       627     758     808     39.71
Other                      408      209,620,079        55.10         514,786     5.674       620     741     814     22.92
------------------------------------------------------------------------------------------------------------------------------
Total:                     739      $380,424,680       100.00%    $  515,584     5.675%      620     744     833     11.82%
------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------
                                                       W.A.
                             W.A.        Max.       Remaining   W.A.
                          Original    Original       Term to    Loan
County Distribution          LTV        LTV         Maturity    Age
-------------------------------------------------------------------------
LOS ANGELES, CA            58.04%     80.00%           358        1
ORANGE, CA                 58.94      84.15            358        1
SANTA CLARA, CA            62.81      80.00            359        1
ALAMEDA, CA                63.32      80.00            359        1
SAN MATEO, CA              65.99      80.00            359        1
SAN DIEGO, CA              67.00      80.00            359        1
COOK, IL                   65.61      80.00            360        0
CONTRA COSTA, CA           68.66      80.00            359        1
FAIRFAX, VA                72.61      80.00            359        1
SAN FRANCISCO, CA          65.54      80.00            359        1
Other                      67.44      95.00            358        1
-------------------------------------------------------------------------
Total:                     65.30%     95.00%           358        1
-------------------------------------------------------------------------


==============================================================================================================================
10. Original LTV
------------------------------------------------------------------------------------------------------------------------------
                          Number     Aggregate        Percent        Average
                            of        Current         of Loans       Original     W.A.      Min.    W.A.    Max.      Min.
                         Mortgage    Principal      by Principal    Principal     Gross     FICO    FICO    FICO    Original
Original LTV              Loans       Balance         Balance        Balance     Coupon    Score    Score   Score     LTV
------------------------------------------------------------------------------------------------------------------------------
10.01 - 15.00                1      $   649,289         0.17%     $  650,000     5.500%      770     770     770     11.82%
15.01 - 20.00                1          968,387         0.25         970,000     5.750       777     777     777     19.40
20.01 - 25.00                6        2,839,971         0.75         474,023     5.681       721     764     828     22.77
25.01 - 30.00               11        5,971,977         1.57         543,501     5.649       636     746     803     25.16
30.01 - 35.00               15        7,746,661         2.04         516,923     5.650       655     750     814     30.10
35.01 - 40.00               20       10,028,463         2.64         501,919     5.700       627     749     809     35.71
40.01 - 45.00               19       11,241,309         2.95         592,198     5.712       694     750     801     41.03
45.01 - 50.00               43       23,486,765         6.17         546,864     5.688       637     755     811     45.33
50.01 - 55.00               38       18,807,747         4.94         495,447     5.646       636     751     817     50.08
55.01 - 60.00               70       36,903,841         9.70         527,750     5.641       624     740     814     55.05
60.01 - 65.00               80       48,173,312        12.66         602,747     5.676       654     743     833     60.12
65.01 - 70.00               92       47,601,831        12.51         520,366     5.644       623     744     816     65.22
70.01 - 75.00               78       39,742,365        10.45         509,975     5.704       620     744     816     70.08
75.01 - 80.00              253      121,519,216        31.94         480,729     5.681       620     740     813     75.06
80.01 - 85.00                2          770,685         0.20         385,760     5.561       664     702     739     83.56
85.01 - 90.00                7        2,869,862         0.75         410,644     5.689       657     719     756     86.64
90.01 - 95.00                3        1,103,000         0.29         367,667     6.379       638     684     755     91.12
------------------------------------------------------------------------------------------------------------------------------
Total:                     739     $380,424,680       100.00%     $  515,584     5.675%      620     744     833     11.82%
------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------
                                                       W.A.
                             W.A.        Max.       Remaining   W.A.
                          Original    Original       Term to    Loan
Original LTV                 LTV        LTV         Maturity    Age
-------------------------------------------------------------------------
10.01 - 15.00              11.82%     11.82%           359        1
15.01 - 20.00              19.40      19.40            359        1
20.01 - 25.00              23.64      24.85            359        1
25.01 - 30.00              27.57      29.69            359        1
30.01 - 35.00              32.36      34.78            359        1
35.01 - 40.00              38.18      39.79            357        1
40.01 - 45.00              43.41      45.00            359        1
45.01 - 50.00              47.61      50.00            357        1
50.01 - 55.00              52.82      55.00            358        1
55.01 - 60.00              58.21      60.00            358        1
60.01 - 65.00              63.00      65.00            358        1
65.01 - 70.00              67.70      70.00            359        1
70.01 - 75.00              72.72      75.00            359        1
75.01 - 80.00              79.25      80.00            358        1
80.01 - 85.00              83.86      84.15            359        1
85.01 - 90.00              88.68      90.00            359        1
90.01 - 95.00              93.59      95.00            360        0
-------------------------------------------------------------------------
Total:                     65.30%     95.00%           358        1
-------------------------------------------------------------------------

W.A.: 65.30%
Lowest: 11.82%
Highest: 95.00%

==============================================================================================================================
11. Original Term
------------------------------------------------------------------------------------------------------------------------------
                          Number     Aggregate        Percent        Average
                            of        Current         of Loans       Original     W.A.      Min.    W.A.    Max.      Min.
                         Mortgage    Principal      by Principal    Principal     Gross     FICO    FICO    FICO    Original
Original Term             Loans       Balance         Balance        Balance     Coupon    Score    Score   Score     LTV
------------------------------------------------------------------------------------------------------------------------------
300                         12      $ 5,275,685         1.39%     $  440,091     5.744%      711     757     811     39.09%
360                        727      375,148,995        98.61         516,830     5.674       620     743     833     11.82
------------------------------------------------------------------------------------------------------------------------------
Total:                     739     $380,424,680       100.00%     $  515,584     5.675%      620     744     833     11.82%
------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------
                                                       W.A.
                             W.A.        Max.       Remaining   W.A.
                          Original    Original       Term to    Loan
Original Term                LTV        LTV         Maturity    Age
-------------------------------------------------------------------------
300                        62.93%     80.00%           299        1
360                        65.33      95.00            359        1
-------------------------------------------------------------------------
Total:                     65.30%     95.00%           358        1
-------------------------------------------------------------------------

W.A.: 359.2 months
Lowest: 300 months
Highest: 360 months

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                              BoAMS 2004-06 Group 1
                                30 Yr Fixed Rate
                            Collateral Summary Report

================================================================================



1. General Pool Characteristics

Pool Size: $380,424,679.55
Loan Count: 739
Cut-off Date: 2004-06-01
Avg. Loan Balance: $514,783.06
Avg. Orig. Balance: $515,583.54
W.A. FICO*: 744
W.A. Orig. LTV: 65.30%
W.A. Cut-Off LTV: 65.21%
W.A. Gross Coupon: 5.6747%
W.A. Net Coupon: 5.4202%
W.A. Admin Fee: 0.2545%
W.A. Orig. Term: 359 months
W.A. Rem. Term: 358 months
W.A. Age: 1 months
% over 80 COLTV: 1.25%
% over 100 COLTV: 0.00%
% with PMI: 1.25%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 24.05%
W.A. MI Adjusted LTV: 64.94%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 0.82%
% Conforming: 0.09%




================================================================================



2. Original Balance

                  Original Balance                       Percent
               --------------------------------------------------
               250,001 - 350,000                           2.52%
               350,001 - 450,000                          31.23
               450,001 - 550,000                          24.88
               550,001 - 650,000                          16.90
               650,001 - 750,000                          11.15
               750,001 - 850,000                           3.77
               850,001 - 950,000                           2.17
               950,001 - 1,050,000                         4.39
               1,050,001 - 1,150,000                       0.30
               1,150,001 - 1,250,000                       1.94
               1,350,001 - 1,450,000                       0.74
               --------------------------------------------------
               Total:                                    100.00%

Average: $515,583.54
Lowest: $335,200.00
Highest: $1,426,750.00


================================================================================

3. Cut-Off Balance

                 Cut-Off Balance                         Percent
               --------------------------------------------------
               250,001 - 350,000                           2.52%
               350,001 - 450,000                          31.23
               450,001 - 550,000                          25.16
               550,001 - 650,000                          16.93
               650,001 - 750,000                          10.84
               750,001 - 850,000                           3.77
               850,001 - 950,000                           2.17
               950,001 - 1,050,000                         4.39
               1,050,001 - 1,150,000                       0.30
               1,150,001 - 1,250,000                       1.94
               1,350,001 - 1,450,000                       0.74
               --------------------------------------------------
               Total:                                    100.00%

Average: $514,783.06
Lowest: $335,200.00
Highest: $1,426,750.00


================================================================================


4. Index

               Index                                     Percent
               --------------------------------------------------
               FIX                                       100.00%
               --------------------------------------------------
               Total:                                    100.00%






5. Product Type

               Product Type                              Percent
               --------------------------------------------------
               30 YR                                     100.00%
               --------------------------------------------------
               Total:                                    100.00%

================================================================================


6. Coupon

               Coupon                                    Percent
               --------------------------------------------------
               5.126 - 5.250                               0.73%
               5.251 - 5.375                               3.59
               5.376 - 5.500                              26.24
               5.501 - 5.625                              21.69
               5.626 - 5.750                              30.94
               5.751 - 5.875                              10.78
               5.876 - 6.000                               3.60
               6.001 - 6.125                               0.87
               6.126 - 6.250                               1.01
               6.251 - 6.375                               0.33
               6.376 - 6.500                               0.23
               --------------------------------------------------
               Total:                                    100.00%

W.A.: 5.675
Lowest: 5.250
Highest: 6.500




================================================================================



7. Credit Score

               Credit Score                              Percent
               --------------------------------------------------
               800 - 849                                   6.03%
               750 - 799                                  47.90
               700 - 749                                  27.03
               650 - 699                                  15.75
               600 - 649                                   3.29
               --------------------------------------------------
               Total:                                    100.00%

W.A.: 744
Lowest: 620
Highest: 833




================================================================================



8. Lien Position

               Lien Position                             Percent
               --------------------------------------------------
               1                                         100.00%
               --------------------------------------------------
               Total:                                    100.00%




================================================================================



9. Loan Purpose

               Loan Purpose                              Percent
               --------------------------------------------------
               Refinance-Rate/Term                        54.79%
               Purchase                                   28.79
               Refinance-Cashout                          16.42
               --------------------------------------------------
               Total:                                    100.00%

================================================================================



10. Property Type

               Property Type                            Percent
               --------------------------------------------------
               SFR                                        70.73%
               PUD Detach                                 23.11
               Condo                                       3.68
               PUD Attach                                  1.29
               2-Family                                    0.82
               4-Family                                    0.18
               Townhouse                                   0.11
               3-Family                                    0.09
               --------------------------------------------------
               Total:                                    100.00%




================================================================================



11. Documentation

               Documentation                             Percent
               --------------------------------------------------
               Rapid                                      47.29%
               Standard                                   25.70
               Reduced                                    25.02
               All Ready Home                              1.99
               --------------------------------------------------
               Total:                                    100.00%




================================================================================



12. Occupancy Status

               Occupancy Status                          Percent
               --------------------------------------------------
               Primary                                    93.16%
               Secondary                                   6.84
               --------------------------------------------------
               Total:                                    100.00%




================================================================================



13. PMI Providers

               PMI Providers                             Percent
               --------------------------------------------------
               NONE                                       98.75%
               RGIC                                        0.33
               TGIC                                        0.21
               UGRIC                                       0.20
               RMIC                                        0.20
               PMIC                                        0.19
               GEMIC                                       0.12
               --------------------------------------------------
               Total:                                    100.00%

================================================================================



14. State

               State                                     Percent
               --------------------------------------------------
               California                                 49.99%
               Florida                                     7.00
               Virginia                                    5.34
               Maryland                                    5.09
               Illinois                                    4.72
               Other                                      27.86
               --------------------------------------------------
               Total:                                    100.00%




================================================================================



15. California

               California                                Percent
               --------------------------------------------------
               Northern California                        46.50%
               Southern California                        53.50
               --------------------------------------------------
               Total:                                    100.00%




================================================================================



16. Zip Code

               Zip Code                                  Percent
               --------------------------------------------------
               92651                                       0.82%
               60093                                       0.72
               90277                                       0.71
               95070                                       0.69
               90275                                       0.64
               Other                                      96.42
               --------------------------------------------------
               Total:                                    100.00%




================================================================================



17. Delinquency*

               Delinquency*                              Percent
               --------------------------------------------------
               0-29 days                                 100.00%
               --------------------------------------------------
               Total:                                    100.00%

* MBA method

================================================================================



18. Times 30 Days DLQ

               Times 30 Days DLQ                         Percent
               --------------------------------------------------
               0                                          99.91%
               1                                           0.09
               --------------------------------------------------
               Total:                                    100.00%




================================================================================



19. Convertible Flag

               Convertible Flag                          Percent
               --------------------------------------------------
               N                                         100.00%
               --------------------------------------------------
               Total:                                    100.00%




================================================================================



20. Buydown Agreement

               Buydown Agreement                         Percent
               --------------------------------------------------
               N                                         100.00%
               --------------------------------------------------
               Total:                                    100.00%




================================================================================



21. Original Term

               Original Term                             Percent
               --------------------------------------------------
               300                                         1.39%
               360                                        98.61
               --------------------------------------------------
               Total:                                    100.00%

W.A.: 359.2 months
Lowest: 300 months
Highest: 360 months




================================================================================



22. Cut-Off Remaining Term

               Cut-Off Remaining Term                    Percent
               --------------------------------------------------
               295 - 300                                   1.39%
               349 - 354                                   0.12
               355 - 360                                  98.49
               --------------------------------------------------
               Total:                                    100.00%

W.A.: 358.3 months
Lowest: 299 months
Highest: 360 months

================================================================================



23. Cutoff Loan Age

               Cutoff Loan Age                           Percent
               --------------------------------------------------
               0                                          20.50%
               1 - 6                                      79.50
               --------------------------------------------------
               Total:                                    100.00%

W.A.: 0.8 months
Lowest: 0 months
Highest: 6 months




================================================================================



24. OLTV

               OLTV                                      Percent
               --------------------------------------------------
               (less than or equal to) 20.00               0.43%
               20.01 - 25.00                               0.75
               25.01 - 30.00                               1.57
               30.01 - 35.00                               2.04
               35.01 - 40.00                               2.64
               40.01 - 45.00                               2.95
               45.01 - 50.00                               6.17
               50.01 - 55.00                               4.94
               55.01 - 60.00                               9.70
               60.01 - 65.00                              12.66
               65.01 - 70.00                              12.51
               70.01 - 75.00                              10.45
               75.01 - 80.00                              31.94
               80.01 - 85.00                               0.20
               85.01 - 90.00                               0.75
               90.01 - 95.00                               0.29
               --------------------------------------------------
               Total:                                    100.00%

W.A.: 65.30%
Lowest: 11.82%
Highest: 95.00%




================================================================================



25. Cut-Off LTV

               Cut-Off LTV                               Percent
               --------------------------------------------------
               (less than or equal to) 20.00               0.43%
               20.01 - 25.00                               0.75
               25.01 - 30.00                               1.57
               30.01 - 35.00                               2.04
               35.01 - 40.00                               2.64
               40.01 - 45.00                               2.95
               45.01 - 50.00                               6.31
               50.01 - 55.00                               5.04
               55.01 - 60.00                               9.61
               60.01 - 65.00                              12.66
               65.01 - 70.00                              12.38
               70.01 - 75.00                              10.61
               75.01 - 80.00                              31.78
               80.01 - 85.00                               0.20
               85.01 - 90.00                               0.75
               90.01 - 95.00                               0.29
               --------------------------------------------------
               Total:                                    100.00%

W.A.: 65.21%
Lowest: 11.81%
Highest: 95.00%

================================================================================
================================================================================
================================================================================
Banc of America Securities LLC



================================================================================
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                              BoAMS 2004-06 Group 2
                           30 Yr Fixed Rate - 100% CA
                            Collateral Summary Report
 ===============================================================================



1. General Pool Characteristics

Pool Size: $120,100,392.28
Loan Count: 220
Cut-off Date: 2004-06-01
Avg. Loan Balance: $545,910.87
Avg. Orig. Balance: $546,523.02
W.A. FICO*: 745
W.A. Orig. LTV: 61.52%
W.A. Cut-Off LTV: 61.45%
W.A. Gross Coupon: 5.6865%
W.A. Net Coupon: 5.4320%
W.A. Admin Fee: 0.2545%
W.A. Orig. Term: 359 months
W.A. Rem. Term: 358 months
W.A. Age: 1 months
% over 80 COLTV: 0.62%
% over 100 COLTV: 0.00%
% with PMI: 0.62%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 25.00%
W.A. MI Adjusted LTV: 61.31%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 2.33%
% Conforming: 0.26%




================================================================================



2. Original Balance

               Original Balance                          Percent
               --------------------------------------------------
               250,001 - 350,000                           1.40%
               350,001 - 450,000                          23.16
               450,001 - 550,000                          28.86
               550,001 - 650,000                          17.65
               650,001 - 750,000                          12.47
               750,001 - 850,000                           4.04
               850,001 - 950,000                           2.28
               950,001 - 1,050,000                         5.75
               1,050,001 - 1,150,000                       0.91
               1,150,001 - 1,250,000                       1.04
               1,350,001 - 1,450,000                       1.19
               1,450,001 - 1,550,000                       1.25
               --------------------------------------------------
               Total:                                    100.00%

Average: $546,523.02
Lowest: $311,368.00
Highest: $1,500,000.00




================================================================================

3. Cut-Off Balance

               Cut-Off Balance                           Percent
               --------------------------------------------------
               250,001 - 350,000                           1.40%
               350,001 - 450,000                          23.53
               450,001 - 550,000                          28.49
               550,001 - 650,000                          17.65
               650,001 - 750,000                          12.47
               750,001 - 850,000                           4.04
               850,001 - 950,000                           2.28
               950,001 - 1,050,000                         5.75
               1,050,001 - 1,150,000                       0.91
               1,150,001 - 1,250,000                       1.04
               1,350,001 - 1,450,000                       1.19
               1,450,001 - 1,550,000                       1.25
               --------------------------------------------------
               Total:                                    100.00%

Average: $545,910.87
Lowest: $308,218.77
Highest: $1,498,319.18




================================================================================



4. Index

               Index                                     Percent
               --------------------------------------------------
               FIX                                       100.00%
               --------------------------------------------------
               Total:                                    100.00%




================================================================================



5. Product Type

               Product Type                              Percent
               --------------------------------------------------
               30 YR                                     100.00%
               --------------------------------------------------
               Total:                                    100.00%




================================================================================



6. Coupon

               Coupon                                    Percent
               --------------------------------------------------
               5.001 - 5.125                               0.60%
               5.251 - 5.375                               4.23
               5.376 - 5.500                              24.53
               5.501 - 5.625                              17.32
               5.626 - 5.750                              32.31
               5.751 - 5.875                              13.48
               5.876 - 6.000                               5.17
               6.001 - 6.125                               1.97
               6.126 - 6.250                               0.39
               --------------------------------------------------
               Total:                                    100.00%

W.A.: 5.687
Lowest: 5.125
Highest: 6.250




================================================================================



7. Credit Score

               Credit Score                              Percent
               --------------------------------------------------
               800 - 849                                   6.08%
               750 - 799                                  44.42
               700 - 749                                  36.01
               650 - 699                                  12.35
               600 - 649                                   1.14
               --------------------------------------------------
               Total:                                    100.00%

W.A.: 745
Lowest: 620
Highest: 816

================================================================================



8. Lien Position

               Lien Position                             Percent
               --------------------------------------------------
               1                                         100.00%
               --------------------------------------------------
               Total:                                    100.00%




================================================================================



9. Loan Purpose

               Loan Purpose                              Percent
               --------------------------------------------------
               Refinance-Rate/Term                        62.60%
               Refinance-Cashout                          18.98
               Purchase                                   18.42
               --------------------------------------------------
               Total:                                    100.00%




================================================================================



10. Property Type

               Property Type                             Percent
               --------------------------------------------------
               SFR                                        75.41%
               PUD Detach                                 17.65
               Condo                                       4.01
               2-Family                                    1.40
               PUD Attach                                  1.28
               4-Family                                    0.26
               --------------------------------------------------
               Total:                                    100.00%




================================================================================



11. Documentation

               Documentation                             Percent
               --------------------------------------------------
               Rapid                                      53.20%
               Standard                                   23.36
               Reduced                                    20.51
               All Ready Home                              2.92
               --------------------------------------------------
               Total:                                    100.00%




================================================================================



12. Occupancy Status

               Occupancy Status                          Percent
               --------------------------------------------------
               Primary                                    98.96%
               Secondary                                   1.04
               --------------------------------------------------
               Total:                                    100.00%

================================================================================



13. PMI Providers

               PMI Providers                             Percent
               --------------------------------------------------
               NONE                                       99.38%
               UGRIC                                       0.36
               PMIC                                        0.26
               --------------------------------------------------
               Total:                                    100.00%




================================================================================



14. State

               State                                     Percent
               --------------------------------------------------
               California                                100.00%
               --------------------------------------------------
               Total:                                    100.00%




================================================================================



15. California

               California                                Percent
               --------------------------------------------------
               Northern California                        42.75%
               Southern California                        57.25
               --------------------------------------------------
               Total:                                    100.00%




================================================================================



16. Zip Code

               Zip Code                                  Percent
               --------------------------------------------------
               94563                                       2.33%
               90272                                       1.97
               94114                                       1.88
               92660                                       1.70
               92651                                       1.64
               Other                                      90.48
               --------------------------------------------------
               Total:                                    100.00%

================================================================================



17. Delinquency*

               Delinquency*                              Percent
               --------------------------------------------------
               0-29 days                                 100.00%
               --------------------------------------------------
               Total:                                    100.00%

* MBA method



================================================================================



18. Times 30 Days DLQ

               Times 30 Days DLQ                         Percent
               --------------------------------------------------
               0                                         100.00%
               --------------------------------------------------
               Total:                                    100.00%




================================================================================



19. Convertible Flag

               Convertible Flag                          Percent
               --------------------------------------------------
               N                                         100.00%
               --------------------------------------------------
               Total:                                    100.00%




================================================================================



20. Buydown Agreement

               Buydown Agreement                         Percent
               --------------------------------------------------
               N                                         100.00%
               --------------------------------------------------
               Total:                                    100.00%




================================================================================



21. Original Term

               Original Term                              Percent
               --------------------------------------------------
               300                                         1.54%
               360                                        98.46
               --------------------------------------------------
               Total:                                    100.00%

W.A.: 359.1 months
Lowest: 300 months
Highest: 360 months

================================================================================



22. Cut-Off Remaining Term

               Cut-Off Remaining Term                    Percent
               --------------------------------------------------
               295 - 300                                   1.54%
               355 - 360                                  98.46
               --------------------------------------------------
               Total:                                    100.00%

W.A.: 358.1 months
Lowest: 299 months
Highest: 360 months




================================================================================



23. Cutoff Loan Age

               Cutoff Loan Age                           Percent
               --------------------------------------------------
               0                                           3.33%
               1 - 6                                      96.67
               --------------------------------------------------
               Total:                                    100.00%

W.A.: 1.0 months
Lowest: 0 months
Highest: 5 months




================================================================================



24. OLTV

               OLTV                                      Percent
               --------------------------------------------------
               (less than or equal to) 20.00               0.54%
               20.01 - 25.00                               0.71
               25.01 - 30.00                               2.61
               30.01 - 35.00                               0.96
               35.01 - 40.00                               4.45
               40.01 - 45.00                               9.23
               45.01 - 50.00                               7.22
               50.01 - 55.00                               8.36
               55.01 - 60.00                               8.54
               60.01 - 65.00                              11.93
               65.01 - 70.00                               9.50
               70.01 - 75.00                              13.57
               75.01 - 80.00                              21.76
               85.01 - 90.00                               0.62
               --------------------------------------------------
               Total:                                    100.00%

W.A.: 61.52%
Lowest: 19.40%
Highest: 90.00%




================================================================================



25. Cut-Off LTV

               Cut-Off LTV                               Percent
               --------------------------------------------------
               (less than or equal to) 20.00               0.54%
               20.01 - 25.00                               0.71
               25.01 - 30.00                               2.61
               30.01 - 35.00                               0.96
               35.01 - 40.00                               4.45
               40.01 - 45.00                               9.23
               45.01 - 50.00                               7.22
               50.01 - 55.00                               8.36
               55.01 - 60.00                               8.54
               60.01 - 65.00                              11.93
               65.01 - 70.00                               9.50
               70.01 - 75.00                              13.57
               75.01 - 80.00                              21.76
               80.01 - 85.00                               0.26
               85.01 - 90.00                               0.36
               --------------------------------------------------
               Total:                                    100.00%

W.A.: 61.45%
Lowest: 19.38%
Highest: 89.82%

================================================================================
================================================================================
================================================================================
Banc of America Securities LLC


================================================================================
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                           Banc of America Securities

                   Banc of America Mortgage Securities, Inc.
                              BOAMS 2004-6 Group 2
                        30 Year Jumbo Fixed Rate Product
                             Collateral Description


Product                               30 Year Jumbo Fixed
Amount                                        120 million     +/-10%
Settle                                      June 28, 2004
Gross WAC                                           5.69%     +/-5bps
WAC Range                                  Approx 115 bps
WAM                                                   358     +/-2 mo
Weighted Average LTV                           Approx 61%
Average Loan Balance                             $546,000     +/- $10,000
Property Type              Approx 93% SFR and PUD Detach
Occupancy                             Approx 99% Primary
Delinquency                                  All Current
Loan Purpose                         Approx 19% cash-out
State Concentration                              100% CA
Expected Rating Agencies    Two of Moody's, S&P or Fitch


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                           Banc of America Securities
                   Banc of America Mortgage Securities, Inc.
                              BOAMS 2004-6 Group 1
                        30 Year Jumbo Fixed Rate Product
                             Collateral Description


 Product                                  30 Year Jumbo Fixed
 Amount                                           380 million  +/-10%
 Settle                                         June 28, 2004
 Gross WAC                                               5.68% +/-5bps
 WAC Range                                     Approx 125 bps
 WAM                                                      359  +/-1 mo
 Weighted Average LTV                              Approx 65%
 Average Loan Balance                                $515,000  +/- $20,000
 Property Type                 SFR and PUD Detach: Approx 94%
 Occupancy                                 Approx 94% Primary
 Delinquency                                      All Current
 Loan Purpose                             Approx 16% cash-out
 State Concentration              (less than or equal to) 50% CA
 Expected Rating Agencies        Two of Moody's, S&P or Fitch


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.